Flight Equipment Held For Operating Leases, Net	12 Months Ended
Dec. 31, 2012
Flight Equipment Held For Operating Leases, Net [Abstract]
Flight Equipment Held For Operating Leases, Net

5. Flight equipment held for operating leases, net

Movements in flight equipment held for operating leases during the periods presented were as follows:

	Year ended December 31,
	2010	2011	2012
Net book value at beginning of period	$5,230,437	$8,061,260	$7,895,874
Fair value of flight equipment acquired in acquisitions	1,337,412	-	-
Additions	2,531,719	882,625	1,116,808
Depreciation	(329,639)	(383,148)	(355,697)
Impairment (Note 22)	(11,764)	(23,323)	(12,625)
Disposals	(646,841)	(333,140)	(1,376,461)
Transfers to direct finance leases/inventory	(50,064)	(11,430)	(6,000)
Sale of AeroTurbine	-	(296,970)	-
Net book value at end of period	$8,061,260	$7,895,874	$7,261,899
Accumulated depreciation/impairment at December 31, 2010, 2011 and 2012	$(856,894)	$(1,060,416)	$(992,528)

            At December 31, 2012, 211 out of our 212 owned aircraft and each of our seven owned engines were on lease under operating leases to 74 lessees in 42 countries. The geographic concentrations of leasing revenues are set out in Note 20.

Prepayments on flight equipment (including related capitalized interest) of $468,933, $151,550 and $78,149 have been applied against the purchase of aircraft during the years ended December 31, 2010, 2011 and 2012, respectively.

The following table indicates our contractual commitments for the prepayment and purchase of flight equipment in the periods indicated as of December 31, 2012, excluding any potential capitalized interest:

	2013	2014	2015	Thereafter
Capital expenditures	$623,554	$164,957	$283,146	$-
Pre-delivery payments	97,660	130,170	26,034	-
	$721,214	$295,127	$309,180	$-

            As of December 31, 2012, we expected to make capital expenditures related to 27 new aircraft on order, comprised of five A330 aircraft, four A320 aircraft (excluding two aircraft under a purchase and leaseback arrangement that has been cancelled as of the date of this report) and 18 Boeing 737 aircraft (excluding 11 American Airlines purchase and leaseback aircraft that are expected to be evaluated on an aircraft by aircraft basis if we do not enter into a firm commitment for such aircraft with American Airlines and five purchase rights as part of a Boeing order) in 2013 and thereafter. As we implement our growth strategy, currently focused on the mid- to long-term, and expand our aircraft portfolio, we expect our capital expenditures to increase in the future. We anticipate that we will fund these capital expenditures through internally generated cash flows, draw downs on our committed revolving credit facilities, the incurrence of bank debt and capital market issuances.

Our current operating lease agreements expire up to and over the next 14 years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2012 are as follows:

Contracted minimum future lease receivables
2013	$ 874,225
2014	799,008
2015	713,677
2016	611,012
2017	471,542
Thereafter	1,550,234
$ 5,019,698

The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank’s assets and will not be considered part of the bank’s bankruptcy estate in the event of a trustee bankruptcy.